                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                            ______________________


                                   FORM 8-A


              FOR REGISTRAAITON OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                          CARRIER ACCESS CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            Delaware                                    84-1208770
    (STATE OF INCORPORATION                          (I.R.S. EMPLOYER
       OR ORGANIZATION)                           IDENTIFICATION NUMBER)


        5395 Pearl Parkway
        Boulder, Colorado                                  80301
(Address of principal executive offices)                 (Zip Code)


  If this Form relates to the               If this Form relates to the
  registration of a class of debt           registration of a class of debt
  securities and is effective upon          securities and is to become
  filing pursuant ot General                effective simultaneously with the
  Instruction A(c)(1) please check          effectiveness of a concurrent
  the following box. [_]                    registration statement under the
                                            Securities Act of 1933 pursuant
                                            to General Instruciton A(c)(2)
                                            please check the following box. [_]


Securities to be registered pursuant to Section 12(b) of the Act:


      TITLE OF EACH CLASS                  NAME OF EACH EXCHANGE ON WHICH
      TO BE SO REGISTERED                  EACH CLASS IS TO BE REGISTERED

        Not Applicable                            Not Applicable


Securities to be registered pursuant to Section 12(g) to the Act:

                        Common Stock, $0.001 par value

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Item 1.  Description of Registrant's Securities to be Registered.
         _______________________________________________________


         Incorporated herein by reference to the Description of Capital Stock section of the Company's registration Statement on Form S-1 (File No. 333-53947) (the "Registration Statement"), as originally filed on May 29, 1998, or as subsequently amended.


Item 2.  Exhibits
         ________


Exhibit
Number         Description
_______        ___________

3.1 Certificate of Incorporation of the Registrant, as filed with the Delaware Secretary of State on Incorporated herein by reference to Exhibit 3.1 to the Company's Registration Statement on Form S-1 (File No. 333-53947).
3.2            Bylaws of the Registrant. Incorporated herein by reference to
               Exhibit 3.2 to the Company's Registration Statement on Form S-1 (File No. 333-53947).
4.1            Form of Stock Certificate. Incorporated herein by reference to
               Exhibit 4.1 to the Company's Registration Statement on Form S-1 (File No. 333-53947).















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                                   SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                        CARRIER ACCESS CORPORATION


Date:  July 7, 1998                 By: /s/ Nancy G. Pierce
                                        __________________________
                                        Nancy G. Pierce
                                        Vice President-Finance and
                                        Administration and Chief
                                        Financial Officer